EX-23.1

Manuel J. Ramirez, CPA

EXHIBIT 23.1

                       INDEPENDENT AUDITOR'S CONSENT

I consent to the incorporation by reference of my report dated May 21, 2001, appearing in this Annual Report on Form 10-KSB of Viastar Holdings, Inc. for the years ended December 31, 2000 and 1999.

Manual J. Ramirez

May 21, 2001


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